                                                                      EXHIBIT 24

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

         WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

         NOW, THEREFORE, the undersigned in his capacity as a Director or Officer or both, as the case may be, of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director or Officer or both, as the case may be, of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument, effective March 15, 1999.


                                       /s/ Robert L. Keiser
                                       ----------------------------------------
                                       Robert L. Keiser
                                       Chairman of the Board and Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934 as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director or Officer or both, as the case may be, of the Company, does hereby appoint Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney- in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director or Officer or both, as the case may be, of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument, effective March 15, 1999.

                                       /s/ Luke R. Corbett
                                       -----------------------------------------
                                       Luke R. Corbett
                                       Chief Executive Officer and Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as an Officer of the Company, does hereby appoint Luke R. Corbett and Tom J. McDaniel, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and steed, in his capacity as an Officer of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.


                                       /s/ John C. Linehan
                                       -----------------------------------------
                                       John C. Linehan
                                       Executive Vice President and
                                         Chief Financial Officer

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in her capacity as an Officer of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as an Officer of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.

                                       /s/ Deborah A. Kitchens
                                       -----------------------------------------
                                       Deborah A. Kitchens
                                       Vice President, Controller and
                                         Chief Accounting Officer

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L,P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.

                                       /s/ William E. Bradford
                                       -----------------------------------------
                                       William E. Bradford, Director

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument. effective March 15, 1999,



                                       -----------------------------------------
                                       Sylvia A. Earle, Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999,

                                       /s/ David C. Genever - Watling
                                       -----------------------------------------
                                       David C. Genever - Watling, Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P., and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.

                                       /s/ Martin C. Jischke
                                       -----------------------------------------
                                       Martin C. Jischke, Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents,

     NOW, THEREFORE, the undersigned in his capacity as a Director or Officer or both, as the case may be, of the Company, does hereby appoint Luke R. Corbett and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director or Officer or both, as the case may be, of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.

                                       /s/ Tom J. McDaniel
                                       -----------------------------------------
                                       Tom J. McDaniel
                                       Vice Chairman of the Board and Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this Instrument effective March 15, 1999.

                                       /s/ William C. Morris
                                       -----------------------------------------
                                       William C. Morris, Director

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the some to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.

                                       /s/ John J. Murphy
                                       -----------------------------------------
                                       John J. Murphy, Director

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to, time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.

                                       /s/ Leroy C. Richie
                                       -----------------------------------------
                                       Leroy C. Richie, Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument, effective March 15, 1999.

                                       /s/ Richard M. Rompala
                                       -----------------------------------------
                                       Richard M. Rompala, Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument, effective March 15, 1999.

                                       /s/ Matthew R. Simmons
                                       -----------------------------------------
                                       Matthew R. Simmons, Director

                             KERR-McGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, KERR-MCGEE Corporation, a Delaware corporation "Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the Securities and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in her capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, her true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for her and in her name, place and stead, in her capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this Instrument, effective March 15, 1999.

                                       /s/ Farah M. Walters
                                       -----------------------------------------
                                       Farah M. Walters, Director

                             KERR-MCGEE CORPORATION

                                POWER OF ATTORNEY

     WHEREAS, Kerr-McGee Corporation, a Delaware corporation ("Company"), as Managing General Partner of Sun Energy Partners, L.P., intends to file with the
Securities: and Exchange Commission ("Commission") under the Securities Exchange Act of 1934, as amended ("ACT"), an Annual Report on Form 10-K for Sun Energy Partners, L.P., for the year ended December 31, 1998 ("Form 10-K") with such amendment or amendments thereto as may be necessary or appropriate from time to time, together with any and all exhibits and other relevant or associated documents.

     NOW, THEREFORE, the undersigned in his capacity as a Director of the Company, does hereby appoint Luke R. Corbett, Tom J. McDaniel and John C. Linehan, and each of them severally, his true and lawful attorneys or attorney-in-fact and agents or agent with power to act with or without the other and with full power of substitution and resubstitution, to execute for him and in his name, place and stead, in his capacity as a Director of the Company, the Form 10-K for Sun Energy Partners, L.P. and any and all amendments thereto, as said attorneys or each of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the some or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, each act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective March 15, 1999.

                                       /s/ Ian L. White Thomson
                                       -----------------------------------------
                                       Ian L. White Thomson, Director